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                                                                   EXHIBIT 10.03


                       SECOND LEASE MODIFICATION AGREEMENT

      THIS SECOND LEASE MODIFICATION AGREEMENT, made this 24th day of February, 1994, between HARTZ 83RD STREET ASSOCIATES, a New Jersey partnership, having an office at 400 Plaza Drive, Secaucus, New Jersey 07094 (hereinafter referred to as "Landlord") and G & G SHOPS OF WOODBRIDGE, INC., a New Jersey corporation having an office at 8501 West Side Avenue, North Bergen, New Jersey (hereinafter referred to as "Tenant").

                             W I T N E S S E T H :
                             ---------------------

      WHEREAS, by Agreement of Lease dated November 28, 1988, as amended by Lease Addendum dated April 10, 1990 (collectively the "Lease") Landlord leased to Tenant and Tenant hired from LandLord 165,450 square feet of floor space located at 8501 West Side Avenue in North Bergen, New Jersey (hereinafter the "Demised Premises"); and

      WHEREAS, Landlord and Tenant wish to modify the Lease to reflect an extention of the term of the Demised Premises, and amend the Lease accordingly;

      NOW, THEREFORE, for and in consideration set forth herein, the parties agree as follows:

            1. Article 1.01 M (Expiration Date) of the Lease is hereby replaced to provide that the Expiration Date with respect to the Demised Premises shall be August 31, 1999. However, if the Term is extended by Tenant's effective exercise of Tenant's right, if any; to extend the Term, the "Expiration Date" shall be changed to the last day off the latest Extended Period as to which Tenant shall have effectively exercised its right to extend the Term. For the purposes of this definition, the earlier termination of this Lease shall not affect the "Expiration Date."

            2. Article 1.10 N (Fixed Rent) of the Lease is hereby amended and shall be reduced from Six and 00/100 Dollars ($6.00) per square foot per annum to Five and 00/100 Dollars ($5.00) per square foot per annum, effective July 1, 1994 and shall remain at this rent rate until August 31, 1999.

            3. Tenant shall have one (1) option to extend the Term of the Lease for a period of five (5) years commencing on September 1, 1999 (the "First Extended Period") at an annual Fixed Rent of Six and 00/100 Dollars per square foot multiplied by the Floor Space of the Demised Premises, provided that Tenant shall provide Landlord with notice of its intention to extend the Term prior to August 31, 1998, time being off the essence. Tenant shall have a second option to extend the Term of the Lease for an additional period of five (5) years commencing on September 1, 2004 (the


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"Second Extended Period") at an annual Fixed Rent of ninety percent (90%) of the
Fair Market Value (as determined pursuant to Section R2.3 (a) of the Rider to Lease), provided that Tenant shall provide Landlord with notice of its intention to extend the Term prior to August 31, 2003, time being of the essence. Except as modified in this paragraph 3, the provisions contained in paragraph R2 of the Rider to the Lease shall govern with respect to Tenant's option to renew for the Extended Period.

            4. Tenant shall have an option to terminate the Lease effective as of August 3l, 1997 (the "Termination Date"). Such Option to terminate shall be conditioned on Tenant providing Landlord with prior notice of same no later than August 31, 1996, time being of the essence, and Tenant shall be responsible to pay a termination fee equal to three (3) months' Fixed Rent on the Termination Date.

            5. Except as provided herein, all of the terms and conditions of the Lease dated November 28, l988, as amended on April 10, 1990 and as amended above are in full force and effect and are confirmed as if fully set forth herein.

      IN WITNESS WHEREOF, the parties hereto have caused this Second Lease Modification Agreement to be duly executed as of the day and year first above written.

                             HARTZ-83RD STREET ASSOCIATES
                                        ("Landlord")
                             BY: HARTZ MOUNTAIN INDUSTRIES, INC.
                                        ("General Partner")

                                 By: /s/ Irwin A. Horowitz
                                    ------------------------------------
                                    Irwin A. Horowitz
                                    Executive Vice President


                             G & G SHOPS OF WOODBRIDGE, INC.
                                        ("Tenant")

                             By: /s/ Scott D. Galin
                                 ---------------------------------
                                 Scott D. Galin
                                 Senior Vice President


ACCEPTED AND AGREED:

G & G SHOPS, INC.
             ("Guarantor")

By: /s/ Scott D. Galin
    ----------------------------
    Scott D. Galin
    Senior Vice President


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